UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2020

FORTRESS VALUE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor
New York, New York 10105
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FVAC.U	New York Stock Exchange
Class A common stock, par value of $0.0001 per share	FVAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FVAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 26, 2020, Fortress Value Acquisition Corp. (“FVAC”) filed a registration statement on Form S-4 (File No. 333-248433) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with FVAC’s proposed business combination with MP Materials pursuant to that certain Agreement and Plan of Merger, dated as of July 15, 2020 (as amended on August 26, 2020, the “Merger Agreement,” and the transactions contemplated therein, the “Business Combination”), by and among FVAC, FVAC Merger Corp. I, a Delaware corporation and a direct, wholly owned subsidiary of FVAC, FVAC Merger LLC II, a Delaware limited liability company that is treated as a corporation for U.S. federal income tax purposes and a direct, wholly owned subsidiary of FVAC, FVAC Merger LLC III, a Delaware limited liability company and a direct wholly owned subsidiary of FVAC, FVAC Merger LLC IV, a Delaware limited liability company and a direct wholly owned subsidiary of FVAC, MP Mine Operations LLC, a Delaware limited liability company (“MPMO”) and Secure Natural Resources LLC, a Delaware limited liability company (“SNR” and, together with MPMO, each a “Company” and collectively, the “Companies”). On October 27, 2020, FVAC’s Registration Statement was declared effective by the SEC and FVAC filed a definitive proxy statement/consent solicitation/prospectus relating to the special meeting of stockholders of FVAC scheduled to be held on November 13, 2020 (the “definitive proxy statement/consent solicitation/prospectus”) to, among other things, obtain the approvals required for the Business Combination and the other transactions and ancillary agreements contemplated by the Merger Agreement.

Since the initial filing of the Registration Statement, FVAC has received one complaint, Figueredo v. Fortress Value Acquisition Corp., et al., Case No. 654244/2020 (N.Y. Supr. Sept. 4, 2020), which has been filed by a purported FVAC shareholder in state court in New York against FVAC and the members of the FVAC board of directors (the “Figueredo Action”). The Figueredo Action alleges that FVAC and FVAC’s Board of Directors violated federal securities laws in connection with the Business Combination by omitting material information with respect to the Business Combination.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS

This supplemental information should be read in conjunction with the definitive proxy statement/consent solicitation/prospectus, which should be read in its entirety. Page references in the below disclosures are to pages in the definitive proxy statement/consent solicitation/prospectus, and defined terms used but not defined herein have the meanings set forth in the definitive proxy statement/consent solicitation/prospectus. To the extent the following information differs from or conflicts with the information contained in the definitive proxy statement/consent solicitation/prospectus, the information set forth below shall be deemed to supersede the respective information in the definitive proxy statement/consent solicitation/prospectus. FVAC denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, FVAC makes the following amended and supplemental disclosures solely for the purpose of mooting any alleged disclosure issue.

The section of the definitive proxy statement/consent solicitation/prospectus entitled “The Business Combination—Background of the Business Combination” is amended and supplemented as follows:

The seventh full paragraph on page ninety (90) of the definitive proxy statement/consent solicitation/prospectus is amended and restated to read as follows:

“Following FVAC’s IPO, FVAC commenced an active search for prospective businesses and assets to acquire. From the date of FVAC’s IPO on May 4, 2020, through the execution of the Merger Agreement with the Companies on July 15, 2020, Joshua Pack, Chairman of FVAC, Andrew A. McKnight, Chief Executive Officer and director of FVAC, R. Edward Albert III, director and President of FVAC, Daniel N. Bass, Chief Financial Officer of FVAC, and Micah Kaplan, Chief Operating Officer of FVAC, and, along with representatives of each of FVAC’s financial advisors RBC Capital Markets, LLC (“RBCCM”), Deutsche Bank Securities Inc. (“Deutsche Bank”), and Morgan Stanley & Co. LLC (“Morgan Stanley”) contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. Each of RBCCM, Deutsche Bank and Morgan Stanley were financial advisors to FVAC in connection with their IPO and FVAC elected to continue to work with them to search for prospective businesses and assets to acquire given their knowledge and familiarity with FVAC and reputation, qualification and experience. As part of this process, representatives of FVAC considered and evaluated over one hundred seventy-five (175) potential acquisition targets in a wide variety of industry sectors, seventeen (17) of which progressed to the evaluation of illustrative transaction structures to effect an initial business combination and four (4) of which progressed to discussions between FVAC and the potential target companies. As part of this process, FVAC entered into a non-disclosure agreement with the Companies and another potential acquisition target, neither of which had a standstill provision.”

The disclosure on page ninety-one (91) of the definitive proxy statement/consent solicitation/prospectus is amended and supplemented by adding the following disclosure following the fourth paragraph on such page:

“In December 2019, MPMO independently engaged Morgan Stanley to act as an underwriter in connection with a potential initial public offering of MPMO. MPMO further engaged Morgan Stanley in the spring of 2020 to advise it in evaluating various potential strategic alternatives, including a potential transaction with a blank check company, in lieu of a traditional IPO (the “MP Advisory Role”).

The first full paragraph on page ninety-two (92) of the definitive proxy statement/consent solicitation/prospectus is amended and restated in its entirety:

“On May 5, 2020, Morgan Stanley, in its MP Advisory Role, sent Mr. McKnight and other members of the FVAC management team a confidential information memorandum (the “CIM”) and an invitation to join a virtual data room for purposes of initiating diligence on the Companies.”

The fourth full paragraph on page ninety-four (94) of the definitive proxy statement/consent solicitation/prospectus is amended and restated in its entirety:

“On June 16, 2020, Davis Polk & Wardell LLP (“DPW”), legal counsel to Morgan Stanley, sent Weil a draft placement agent agreement (“Placement Agent Agreement”), pursuant to which Morgan Stanley proposed to act as FVAC’s exclusive placement agent in connection with the proposed private placement of FVAC Class A common stock in connection with the Business Combination. Morgan Stanley has acted (i) in its MP Advisory Role, (ii) as placement agent to FVAC in connection with the PIPE Private Placement (the “PIPE Placement Agent Role”) and (iii) as an underwriter in FVAC’s IPO (the “Underwriter Role”). As a result, Morgan Stanley sent FVAC a conflicts waiver letter agreement (“Conflicts Waiver”) on June 16, 2020, pursuant to which FVAC would consent to Morgan Stanley’s performance of each of these roles in connection with the Business Combination.”

The disclosure on page ninety-seven (97) of the definitive proxy statement/consent solicitation/prospectus is amended and supplemented by adding the following disclosure at the beginning on such page:

“In connection with discussions with respect to the LOI, the parties had agreed that MPMO’s current executive team would assume the management of MPMC upon the consummation of the Business Combination. During the period from June 5, 2020 to July 15, 2020, the parties discussed the terms of employment of senior management of MPMO in connection with the Business Combination. Employment agreements entered into as of July 1, 2020 for Michael Rosenthal, July 13, 2020 for Ryan Corbett and Sheila Bangalore and August 7, 2020 for James Litinsky. The parties further discussed FVAC management’s expectation that Mr. McKnight would continue to serve as a director following the Business Combination and agreed that given the nature of the transaction that Mr. McKnight would serve as a director of MPMC immediately upon consummation of the Business Combination.”

The section of the definitive proxy statement/consent solicitation/prospectus entitled “Opinion of SNR’s Financial Advisor” is amended and supplemented as follows:

The second paragraph on page one-hundred and ten (110) of the definitive proxy statement/consent solicitation/prospectus is amended and restated in its entirety:

“Based on the Projections, Murray Devine performed a discounted cash flow valuation of MP Materials to determine the fairness, as part of the Business Transaction, of the $10.00 per share price of the FVAC shares to be issued. In doing so, Murray Devine developed a discount rate based on market variables, used a weighted average cost of capital ranging from 10.5% to 16.5% and tax effected cash flows at 27.0%. This resulted in a range of value of $8.56 to $12.76 per share. Based on $10.00 per share of FVAC stock, the Business Combination implies an enterprise value of $1.0 billion for MP Materials or 12.2x 2021P EBITDA and 5.8x 2022P EBITDA. These implied multiples are in-line with those exhibited by public companies in the industry for 2021P and 2022P. These guideline public companies were selected based on Murray Devine’s professional judgment and experience.

Multiples of EBITDA
	2020	2021	2022
MP Materials	34.6x	12.2x	5.8x

Lynas Corporation Limited	23.4x	12.6x	6.1x

Other Guideline Public Companies
Livent Corporation	22.7x	12.1x	9.6x
Albemarle Corporation	14.8x	12.7x	10.8x
Lithium Americas Corp.	Neg	16.0x	10.0x
First Quantum Minerals Ltd.	9.5x	7.7x	7.2x
Rainbow Rare Earths Limited	6.8x	4.1x	n/a
Neo Performance Materials Inc.	9.2x	6.2x	5.9x
Western Areas Limited	4.0x	3.8x	3.6x

Mean (ex. Lynas)	11.2x	8.9x	7.8x
Median (ex. Lynas)	9.3x	7.7x	8.4x”

Forward-Looking Statements

Certain statements included in Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of MP Materials’ and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MP Materials and FVAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the transaction; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that the approval of the shareholders of MP Materials or stockholders of FVAC is not obtained; the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; failure to realize the anticipated benefits of the transaction; risks relating to the uncertainty of the projected financial information with respect to MP Materials; risks related to the rollout of MP Materials’ business strategy and the timing of expected business milestones; risks related to MP Materials’ arrangements with Shenghe; the effects of competition on MP Materials’ future business; risks related to political and macroeconomic uncertainty; the amount of redemption requests made by FVAC’s public stockholders; the ability of FVAC or the combined company to issue equity or equity-linked securities in connection with the transaction or in the future; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in FVAC’s definitive proxy statement/consent solicitation/prospectus under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor MP Materials presently know or that FVAC and MP Materials currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and MP Materials’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. FVAC and MP Materials anticipate that subsequent events and developments will cause FVAC’s and MP Materials’ assessments to change. However, while FVAC and MP Materials may elect to update these forward-looking statements at some point in the future, FVAC and MP Materials specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and MP Materials’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed Business Combination between FVAC and MP Materials.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of FVAC for their consideration and approval at a special meeting of stockholders. The Registration Statement includes a proxy statement in connection with FVAC’s solicitation of proxies for the vote by FVAC’s stockholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, and a consent solicitation statement in connection with MP Materials’ and SNR’s solicitation of consent by their respective unitholders in connection with the proposed Business Combination, as well as the prospectus relating to the offer of the securities to be issued to MP Materials’ and SNR’s unitholders in connection with the completion of the Business Combination. On October 27, 2020, FVAC’s Registration Statement was declared effective by the SEC and FVAC filed a definitive proxy statement/consent solicitation/prospectus relating to the special meeting of stockholders of FVAC scheduled to be held on November 13, 2020 (the “definitive proxy statement/consent solicitation/prospectus”). FVAC commenced mailing the definitive proxy statement/consent solicitation/prospectus on or about October 27, 2020 to its stockholders as of the record date established for voting on the proposed Business Combination. FVAC’s stockholders and other interested persons are advised to read the definitive proxy statement/consent solicitation/prospectus and any other relevant documents that have been or may be filed with the SEC, as well as any amendments or supplements to these documents, in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about FVAC, MP Materials and the proposed Business Combination. Stockholders may also obtain a copy of the definitive proxy statement/consent solicitation/prospectus as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: R. Edward Albert III, President (ealbert@fortress.com), CC: Alexander Gillette (agillette@fortress.com).

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

FVAC, MP Materials and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from FVAC’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed Business Combination is set forth in the definitive proxy statement/consent solicitation/prospectus as filed with the SEC. You can find more information about FVAC’s directors and executive officers in the definitive proxy statement/consent solicitation/prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/consent solicitation/prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Value Acquisition Corp.

Date: November 6, 2020	By:	/s/ Andrew A. McKnight
	Name:	Andrew A. McKnight
	Title:	Chief Executive Officer